EXHIBIT 99.1

This Statement on Form 4 is filed jointly by (i) OCM Principal Opportunities
Fund IV, L.P., OCM Principal Opportunities Fund IV GP, L.P., OCM Principal
Opportunities Fund IV GP Ltd., Oaktree Fund GP I, L.P., Oaktree Capital I, L.P.,
OCM Holdings I, LLC, Oaktree Holdings, LLC, Oaktree Capital Group, LLC, Oaktree
Capital Group Holdings, L.P., Oaktree Capital Group Holdings GP, LLC, and
Alliance-Oaktree Co-Investors (collectively, the "Oaktree Entities") and (ii)
MTS Health Investors II, L.P., MTS Health Investors II GP, LLC, MTS Health
Investors II GP Holdings, LLC, , LLC, Alliance-MTS Co-Investors I, LLC, and
Alliance-MTS Co-Investors II, LLC (collectively, the "MTS Entities").  The address of each of the reporting Oaktree Entities is c/o Oaktree Capital Group
Holdings GP, LLC, 333 South Grand Avenue, Floor, Los Angeles, CA 90071.  The
address of each of the reporting MTS Entities is 623 Fifth Avenue, Floor 14, New
York, NY 10022.

Name of Designated Filer:  OCM Principal Opportunities Fund IV, L.P.

Date of Event Requiring Statement:  August 30, 2010

Issuer Name and Ticker or Trading Symbol:  Alliance HealthCare Services, Inc.
[AIQ]

OCM PRINCIPAL OPPORTUNITIES FUND IV, L.P.

By: OCM PRINCIPAL OPPORTUNITIES FUND IV GP, L.P., its General Partner
By: OCM PRINCIPAL OPPORTUNITIES FUND IV GP LTD., its General Partner
By: OAKTREE CAPITAL MANAGEMENT, L.P,
 the Director

By:   /s/ Richard Ting
Name:  Richard Ting
Title:  Managing Director and Associate General Counsel

By:   /s/ Emily Alexander
Name:  Emily Alexander
Title:  Senior Vice President, Legal

OCM PRINCIPAL OPPORTUNITIES FUND IV GP,
L.P.

By: OCM PRINCIPAL OPPORTUNITIES FUND IV GP LTD., its General Partner
By: OAKTREE CAPITAL MANAGEMENT, L.P,
 the Director

By:  /s/ Richard Ting
Name:  Richard Ting
Title: Managing Director and Associate General Counsel

By:    /s/ Emily Alexander
Name:  Emily Alexander
Title:  Senior Vice President, Legal

OCM PRINCIPAL OPPORTUNITIES FUND IV GP
LTD.

By: OAKTREE CAPITAL MANAGEMENT, L.P, the Director

By:  /s/ Richard Ting
Name:  Richard Ting
Title:  Managing Director and Associate General Counsel

By:    /s/ Emily Alexander
Name:  Emily Alexander
Title:  Senior Vice President, Legal

OAKTREE FUND GP I, L.P.

By:  /s/ Richard Ting
Name:  Richard Ting
Title:  Authorized Signatory

By:    /s/ Emily Alexander
Name:  Emily Alexander
Title:  Authorized Signatory

OAKTREE CAPITAL I, L.P.

By: OCM Holdings I, LLC,
 its General Partner

By:  /s/ Richard Ting
Name:  Richard Ting
Title:  Managing Director and Associate General Counsel

By:    /s/ Emily Alexander
Name:  Emily Alexander
Title: Senior Vice President

OCM HOLDINGS I, LLC

By:  /s/ Richard Ting
Name:  Richard Ting
Title:  Managing Director and Associate General Counsel

By:    /s/ Emily Alexander
Name:  Emily Alexander
Title: Senior Vice President

OAKTREE HOLDINGS, LLC

By: Oaktree Capital Group, LLC,
 its Managing Member

By:  /s/ Richard Ting
Name:  Richard Ting
Title:  Managing Director, Associate General Counsel and Assistant Secretary

By:    /s/ Emily Alexander
Name:  Emily Alexander
Title: Senior Vice President

OAKTREE CAPITAL GROUP, LLC

By:  /s/ Richard Ting
Name:  Richard Ting
Title:  Managing Director, Associate General Counsel and Assistant Secretary

By:    /s/ Emily Alexander
Name:  Emily Alexander
Title: Senior Vice President

OAKTREE CAPITAL GROUP HOLDINGS, L.P.

By: Oaktree Capital Group Holdings GP, LLC,
 its General Partner

By:  /s/ Richard Ting
Name:  Richard Ting
Title:  Managing Director and Associate General Counsel

By:    /s/ Emily Alexander
Name:  Emily Alexander
Title: Senior Vice President

OAKTREE CAPITAL GROUP HOLDINGS GP, LLC

By:  /s/ Richard Ting
Name:  Richard Ting
Title:  Managing Director and Associate General Counsel

By:    /s/ Emily Alexander
Name:  Emily Alexander
Title: Senior Vice President

MTS HEALTH INVESTORS II, L.P.

By: MTS HEALTH INVESTORS II GP, LLC,
its General Partner
By: MTS HEALTH INVESTORS II GP HOLDINGS, LLC, the Class A Member

By:  /s/ Curtis Lane
Name:  Curtis S. Lane
Title:  Senior Managing Director

MTS HEALTH INVESTORS II GP, LLC

By: MTS HEALTH INVESTORS II GP HOLDINGS, LLC, the Class A Member

By:  /s/ Curtis Lane
Name:  Curtis S. Lane
Title:  Senior Managing Director

MTS HEALTH INVESTORS II GP HOLDINGS, LLC

By:   /s/ Curtis Lane
Name:  Curtis S. Lane
Title:  Senior Managing Director

ALLIANCE-OAKTREE CO- INVESTORS, LLC

By: OCM PRINCIPAL OPPORTUNITIES FUND IV GP, L.P., its Managing Member
By: OCM PRINCIPAL OPPORTUNITIES FUND IV GP LTD., its General Partner
By: OAKTREE CAPITAL MANAGEMENT, L.P., the Director

By:  /s/ Richard Ting
Name: Richard Ting
Title: Managing Director and Associate General Counsel

By:  /s/ Emily Alexander
Name: Emily Alexander
Title: Vice President, Legal

ALLIANCE-MTS CO-INVESTORS I, LLC

By: MTS HEALTH INVESTORS II GP, LLC,
 its General Partner
By: MTS HEALTH INVESTORS II GP HOLDINGS, LLC, the Class A Member

By:   /s/ Curtis Lane
Name: Curtis S. Lane
Title: Senior Managing Director

ALLIANCE-MTS CO-INVESTORS II, LLC

By: MTS HEALTH INVESTORS II GP,
LLC, its General Partner
By:  MTS HEALTH INVESTORS II GP
HOLDINGS, LLC, the Class A Member

By:  /s/ Curtis Lane
Name: Curtis S. Lane
Title:  Senior Managing Director